ING VARIABLE PORTFOLIOS, INC.

ING VP International Equity Portfolio (“Portfolio”)

Supplement dated July 26, 2007 to ING VP International Equity Portfolio’s Adviser Class Prospectus,
Class I Prospectus and Class S Prospectus, and Advisor Class, Class I, and Class S Statement of
Additional Information each dated April 30, 2007.

On July 24, 2007, the Board of Directors of ING Variable Portfolios, Inc. approved a proposal to reorganize the Portfolio into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING VP International Equity Portfolio	ING VP Index Plus International Equity Portfolio

The proposed Reorganization is subject to approval by shareholders of the Portfolio.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about October 30, 2007, it is expected that the Reorganization shall close on November 10, 2007, or such other date as the parties to the Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.